SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 20, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                       Hutchinson Technology Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Minnesota                      0-14709                41-0901840
--------------------------------  --------------------------    ----------------
      (State of Incorporation)      (Commission File Number)    (I.R.S. Employer
                                                                 Identification
                                                                      No.)




          40 West Highland Park Drive N.E.
                Hutchinson, Minnesota                             55350
------------------------------------------------------         -----------------
      (Address of Principal Executive Offices)                  (Zip Code)


                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

         (c)      Exhibit
                  -------

                  99       Press Release dated January 20, 2004

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         On January 20, 2004, Hutchinson Technology Incorporated (the "Company") reported its financial results for its first fiscal quarter for its fiscal year ending September 26, 2004. See the Company's press release dated January 20, 2004, which is furnished as Exhibit 99 hereto.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HUTCHINSON TECHNOLOGY INCORPORATED


Date:  January 20, 2004         /s/ John A. Ingleman
                                ------------------------------------------------
                                    John A. Ingleman
                                    Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

No.             Description                                 Manner of Filing
---             -----------                                 ----------------

99              Press Release dated January 20, 2004........Filed Electronically